                                                                EXHIBIT 10.34

                    [TREDWAY LUMSDAINE DOYLE LLP LETTERHEAD]



                                 March 14, 1997

VIA FACSIMILE & U.S. MAIL
(714) 724-4504


Jerome L. Amante, Esq.
THE AMANTE LAW FIRM
19800 MacArthur Boulevard
Suite 1450
Irvine, California 92715

Re: De-Carbon Australia Pty Ltd. v. MotorVac Technologies, Inc., et al. OCSC Case No.: 764248


Dear Jerry:

This letter will serve as written confirmation of the full and complete settlement which has been reached by MotorVac and Lee Melody, on the one side, and Robert Fisher and ETCO, on the other. This letter, whether in facsimile or original form, may be used to seek entry of judgment pursuant to Code of Civil Procedure section 664.6.

By their telecopied signatures at the end of this letter, the parties specifically agree to settle the above-entitled lawsuit as follows:

        (1) The parties will execute a formal Settlement Agreement that will contain a mutual and general release of all claims by Fisher and ETCO, on the one side, and MotorVac and Melody, on the other. This would include a specific release of any and all obligations called for under all prior agreements, written or verbal, between the respective parties. The release will also cover any causes of action that might have been raised by prior litigation, such as the Ohio lawsuit, which causes of action had been dismissed without prejudice. It will be a "global" release of all claims, known and unknown, from the beginning of time until the date of the Settlement Agreement. It will include all agents, representatives, attorneys, parent or affiliate companies, officers, directors, etc.;

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Jerome L. Amante, Esq.
March 14, 1997
Page 2


        (2) Each side will bear their own attorneys' fees and costs and will release the other from any claims for sanctions, contempt proceedings, etc. Forthwith after execution of the Settlement Agreement, the lawsuit will be mutually dismissed with prejudice as to the cross-complaint between these parties;

        (3) Fisher and ETCO may issue a press release containing the following language, "The dispute between MotorVac and Robert Fisher has been amicably resolved and no disputes between the parties remain. Details of the resolution between the parties were not disclosed." If Fisher and ETCO desire to issue a press release with wording different than the above, the wording will have to be mutually agreed upon by all parties.

        (4) All actions in the pending lawsuit will cease and desist as of the date of the signing of this letter. Specifically, all discovery and law and motion matters are to be held in abeyance until dismissal of the cross-complaint has been filed with the Court. Any deadline for discovery, or for the bringing of any discovery motions, is hereby extended for thirty (30) days, or until consummation of this settlement. All depositions currently scheduled are postponed indefinitely.

Time is of the essence. The court reporter scheduled for Monday will need to be canceled before 5:00 p.m. today. Accordingly, I would ask that you obtain your client's signature by telecopy, and forward the same to this office by telecopy before 5:00 p.m. Either myself, or Gary Lieberman, will do the same with reference to the signatures of Mr. Melody and MotorVac.

Should you have further questions or comments, please call.


                                        Very truly yours,

                                        TREDWAY, LUMSDAINE & DOYLE LLP

                                        /s/ J. A. LUMSDAINE
                                        ------------------------------
                                        By: Joseph A. Lumsdaine


JAL:ah

cc:     Client
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Jerome L. Amante, Esq.
March 14, 1997
Page 3



The above settlement is agreed to as of this date.

Dated: March 14, 1997
                                        -------------------------------------
                                        Robert L. Fisher


Dated: March 14, 1997
                                        -------------------------------------
                                        ETCO
                                        By: Robert L. Fisher, President


The above settlement is agreed to as of this date.

Dated: March 14, 1997                   /s/ LEE MELODY
                                        -------------------------------------
                                        Lee Melody


Dated: March 14, 1997                   /s/ LEE MELODY
                                        -------------------------------------
                                        MotorVac Technologies, Inc.
                                        By: Lee Melody, President


Approved as to form and content.

Dated: March 14, 1997
                                        -------------------------------------
                                        Jerome L. Amante, Esq.
                                        Attorneys for Robert Fisher and ETCO

Dated: March 14, 1997                   /s/ J.A. LUMSDAINE
                                        -------------------------------------
                                        Joseph A. Lumsdaine, Esq.
                                        Attorneys for Lee Melody and MotorVac
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Jerome L. Amante, Esq.
March 14, 1997
Page 3



The above settlement is agreed to as of this date.

Dated: March 14, 1997                   /s/ ROBERT L. FISHER
                                        -------------------------------------
                                        Robert L. Fisher


Dated: March 14, 1997                   /s/ ROBERT L. FISHER
                                        -------------------------------------
                                        ETCO
                                        By: Robert L. Fisher, President


The above settlement is agreed to as of this date.

Dated: March 14, 1997
                                        -------------------------------------
                                        Lee Melody


Dated: March 14, 1997
                                        -------------------------------------
                                        MotorVac Technologies, Inc.
                                        By: Lee Melody, President


Approved as to form and content.

Dated: March 14, 1997                   /s/ JEROME L. AMANTE
                                        -------------------------------------
                                        Jerome L. Amante, Esq.
                                        Attorneys for Robert Fisher and ETCO

Dated: March 14, 1997                   /s/ J.A. LUMSDAINE
                                        -------------------------------------
                                        Joseph A. Lumsdaine, Esq.
                                        Attorneys for Lee Melody and MotorVac